UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________
FORM 8-K
_______________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2020
Phillips Edison & Company, Inc.
(Exact name of registrant as specified in its charter)
_______________________

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive Cincinnati, Ohio
(Address of principal executive offices)

45249
(Zip Code)

(513) 554-1110
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed below in Item 5.07 of this Form 8-K, on August 4, 2020, the stockholders of Phillips Edison & Company, Inc. (the "Company") approved the Fifth Articles of Amendment and Restatement to amend and restate the Company's charter (the "Amended and Restated Charter"). The Company has submitted the Amended and Restated Charter for filing with the State Department of Assessments and Taxation of Maryland (the "SDAT") and will file an amendment to this Form 8-K promptly disclosing the SDAT's acceptance of the filing.

The Amended and Restated Charter (i) consolidates all prior authorized amendments into a single amended and restated charter document; (ii) provides that a majority of the Company's directors must be “independent” in accordance with the rules and regulations of the NYSE, unless the Company's stock is traded on a different national securities exchange, and then the board must have a majority of independent directors in accordance with the rules and regulations of that exchange; (iii) updates and refines the ownership limits to provide that (a) a stockholder may not own, or constructively own an amount of the Company's capital stock that causes the rent the Company receives from one or more of its tenants to fail to qualify as “rent from real property” for purposes of satisfying the minimum percentage threshold requirements under the REIT gross income tests, and (b) the definition of “Person” to which the ownership limitation provisions apply includes most kinds of individuals and entities that might acquire the Company's capital stock and also includes a “group” of such persons that are acting in concert with respect to holding, voting, acquiring, or disposing of the Company's capital stock; and (iv) includes technical amendments to conform use of defined terms and internal cross-references to article and section numbers.

The foregoing description of the Amended and Restated Charter assumes its filing is accepted by the SDAT and is qualified in its entirety by reference to the Amended and Restated Charter, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders (the "Annual Meeting") on June 17, 2020. In order to allow additional time to solicit additional votes on the proposal to approve the Amended and Restated Charter, the Annual Meeting was adjourned solely with respect to such proposal. The reconvened Annual Meeting (the “Reconvened Meeting”) was held on August 4, 2020. At the Reconvened Meeting, the Company's stockholders approved the Amended and Restated Charter. The final voting results on the proposal are below.

Amended and Restated Charter

For	Against	Abstain
146,146,199	9,554,135	15,899,570

Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Fifth Articles of Amendment and Restatement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Dated:	August 10, 2020	By:	/s/ Tanya E. Brady
Senior Vice President, General Counsel and Secretary